UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

GENUFOOD ENERGY ENZYMES CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

GENUFOOD ENERGY ENZYMES CORP.
1108 S. Baldwin Avenue, Suite 107
Arcadia, California 91007

NOTICE OF SHAREHOLDER ACTION TAKEN WITHOUT A SHAREHOLDERS MEETING

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Shareholders of Genufood Energy Enzymes Corp.:

This Notice and the accompanying Information Statement are being furnished to the shareholders (the “Shareholders” and each a “Shareholder”) of Genufood Energy Enzymes Corp., a Nevada corporation (the “Company”), in connection with actions taken by the holders (the “Majority Shareholders”) of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated June 2, 2022, the following item:

1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

Section 78.320 of the Nevada Revised Statutes (the “NRS”) provides in part that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

No action is required or being requested of you regarding this action. The action by shareholders holding a simple majority of voting shares is sufficient to elect directors. Neither the Company nor the individual members of our board of directors (the “Board”) intend to solicit your consent or proxy in connection with the action taken. The election of directors will not be submitted to shareholders for a full vote.

We expect to mail this Notice and Information Statement on or about June 15, 2022, to all shareholders of record as of the close of business on June 10, 2022. Pursuant to Rule 14c-2 promulgated under the Securities and Exchange Act of 1934, as amended, the effectiveness of action taken by written consent will not take effect until the expiration of twenty (20) calendar days following the mailing date of the Notice and Information Statement to shareholders.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS, AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO SHAREHOLDERS OF RECORD SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Jui Pin (John) Lin
Jui Pin (John) Lin Chairman of the Board

June 15, 2022

i

INFORMATION STATEMENT PURSUANT TO SECTION 14C
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”), of Genufood Energy Enzymes Corp., a Nevada corporation (the “Company” or “we”) by the Board of Directors (the “Board”) to notify Shareholders of the Company about certain actions that the Majority Shareholders have taken by written consent, in lieu of an Annual Meeting of the Shareholders, as of June 2, 2022.

Copies of this Information Statement are first being mailed on or about June 15, 2022 to holders of record as of the close of business on June 10, 2022 (the “Record Date”) of outstanding shares of our Common Stock.

General Information

Shareholders of the Company owning a majority of the Company’s outstanding voting securities (the “Majority Shareholders”) have approved the following action (the “Action”) by written consent dated June 2, 2022, in lieu of an annual meeting of the shareholders:

1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Nevada Revised Statutes (the “NRS”) are afforded to the Company’s shareholders as a result of the approval of the actions set forth above.

Vote Required

The vote which was required to approve the above action was the affirmative vote of the Majority Shareholders. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is June 2, 2022 and the Record Date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on June 10, 2022. Holders of our Common Stock have no preemptive rights. All outstanding shares are fully paid and non-assessable. The transfer agent for our Common Stock is Transfer Online, Inc., 512 SE Salmon St., Portland, OR 97214.

VOTES OBTAINED — NEVADA LAW

Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by Shareholders holding at least a majority of the voting power. Neither the Company’s Articles of Incorporation nor its By-Laws prohibit the taking of action by its Shareholders by written consent. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize this provision under Nevada law and obtained the written consent of the holder of a majority in interest of our Common Stock. As of June 2, 2022 when the Action was taken, there were 299,686,921 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Composition of Board of Directors

As currently in effect, our Bylaws provide that the Board shall consist of not less than one and not more than nine directors. The Board has nominated five individuals for election as directors and has set the number of directors at five. Generally, our directors are elected by our shareholders at each annual meeting of shareholders and serve until their successors have been elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our current directors, nominees for directors and executive officers.

Presently, our Board consists of Wen-Piao (Jack) Lai, Kuang Ming (James) Tsai, Jui Pin (John) Lin, Hsin-Ta (Darren) Su, and Hui Chuan Lin.

On June 2, 2022, our Board approved a resolution that subject to the Shareholder approval, the Board has nominated the following five directors (the “Director Candidates”) to the Board:

1. Jui Pin Lin

2. Wen Piao Lai

3. Kuang Ming Tsai

4. Hsin Ta Su

5. Hui Chuan Lin

On June 2, 2022, the Majority Shareholders of the Company, by written consent, elected each of the five Director Candidates.

Each nominee will serve until the annual meeting of shareholders to be held in 2023 or until such person’s successor has been duly elected and qualified, or until such person’s earlier resignation or removal. As of the date of this Information Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director. Although the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable, a replacement will be appointed by a majority of the then-incumbent directors.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and has a number of votes equal to the number of authorized directors.

Nominees for Election as Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors for election as directors of the Company and acted upon by the Majority Shareholders pursuant to the Written Consent:

Name	Age	Position
Jui Pin (John) Lin	66	Chairman of the Board, Director nominee
Wen Piao (Jack) Lai	70	President and Chief Executive Officer; Director nominee
Hsin-Ta (Darren) Su	44	Director nominee
Kuang Ming (James) Tsai	72	Director nominee
Hui Chuan Lin	37	Director nominee

Biographical Information Regarding Nominees for Director

Jui Pin (John) Lin has served as a director since June 17, 2021. He also served as our President from March 4, 2020 to August 1, 2021 and as our Chief Executive Officer from March 18, 2020 to August 1, 2021. Mr. Lin previously served as our President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, and as a director, from April 18, 2017 to August 4, 2017. From November 1983 to the present, Mr. Lin has served as the President of Risesun Electrical & Industry Co. Ltd. located in Taiwan. From March 1994 to the present, he has served as President of Risesun Electric & Industry (Kunshan) Co. Ltd. located in China. From May 1998 to the present, Mr. Lin has served as the Chairman and Director of Yogo Textile Co. Ltd. located in Bangladesh. From September 2015 to the present, he has served as the President of First Empire Corp. located in Seychelles. From November 2018 to the present, Mr. Lin has served as the President of Rekun Electronic Technology (Kunshan) Corp. located in China. Mr. Lin received a bachelor degree from the Oriental Institute of Technology in Taipei, Taiwan in 1977, where he majored in Textile Engineering.

Wen Piao (Jack) Lai has served as a director since June 17, 2021 and has served as our President and Chief Executive Officer since October 29, 2021. Mr. Lai founded Kuan Dar Textile Co., Ltd., located in Taoyuan City, Taiwan, in 1987 and has served as its President since that time. From January 2016 to December 2017, Mr. Lai served as President of the Alumni Association of Sha-Lu Industrial Vocational Senior High School, from which he graduated in 1967. Mr. Lai has extensive experience in business operations and management through more than 30 years of business management experiences in the company he founded. He also has participated with volunteer firefighting with Taoyuan City Bade Fire Station Squadron in Taoyuan City, Taiwan since 1999.

Hsin-Ta (Darren) Su has served as a director of the Board since October 29, 2021 and as our IT manager since March 2020. From April 2020 to October 2021, he was a software developer for JC Healthcare Technology Co., Ltd. In Taiwan. From May 2016 to March 2020, he was a software developer at Evolve Development Co., Ltd., in Taiwan. Mr. Su received an associate degree of computer engineering in 1998 from Kuang Wu Junior College in Taiwan.

Kuang Ming (James) Tsai has served as a director of the Board since June 11, 2018. Mr. Tsai served as our President from June 29, 2018 to March 4, 2020, our Chief Executive Officer from June 29, 2018 to March 18, 2020 and our Chief Financial Officer from September 12, 2018 to March 18, 2020. From July 2017 to June 2018, Mr. Tsai served as the President of YAMA KAWA Bilingual Club, part of District 67 Toastmasters International. From 2010 to 2017, Mr. Tsai was retired, during which period he was an investor of securities. From 2006 to 2010, he served as the President of Blanfield Pty Ltd., an import company. Mr. Tsai received a Bachelor of Arts Degree from National Taiwan University in 1973, majoring in Economics.

Hui Chuan Lin has served as a Sales Representative of Tai-Wan Motor Parts Co., Ltd since 2017. Ms. Lin received a Master of Business Administration from the University of Glasgow in 2012. Ms. Lin also received her Bachelor’s Degree in civil engineering from Chung Yuan Christian University in 2007.

INTERESTS OF CERTAIN PERSONS IN MATTERS ACTED UPON

Other than as described above, and except in their capacity as Shareholders (which interest does not differ from that of the other holders of Company’s Common Stock), none of our officers, directors, or any of their respective affiliates or associates has any interest in the matters being acted upon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

The following table sets forth, as of June 10, 2022, the number of shares of our Common Stock owned of record and beneficially by all directors, executive officers and persons who beneficially own more than 5% of the outstanding shares of Common Stock of the Company. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
5% Shareholders
Hsu, Yu-Pin 4F, No.4, Alley 5, Lane 251, Chung Hsiao E.R.D., Sec. 3 Taipei Taiwan (R.O.C.)	24,000,000	8.0%
Directors and Executive Officers:
Jui Pin (John) Lin 1108 S. Baldwin Avenue, Suite 107 Arcadia, California 91007	63,420,000	21.2%
Wen-Piao (Jack) Lai 1108 S. Baldwin Avenue, Suite 107 Arcadia, California 91007	18,060,500	6.0%
Shao-Cheng (Will) Wang 1108 S. Baldwin Avenue, Suite 107 Arcadia, California 91007	12,655,889	4.2%
Hsin-Ta (Darren) Su 1108 S. Baldwin Avenue, Suite 107 Arcadia, California 91007	8,806,076	2.9%
Kuang Ming (James) Tsai 1108 S. Baldwin Avenue, Suite 107 Arcadia, California 91007	5,400,000	1.8%
Hui Chuan Lin 1108 S. Baldwin Avenue, Suite 107 Arcadia, California 91007	4,296,000	1.4%
Directors and Executive Officers:	112,638,465	37.6%

(1)	Percentages are calculated on the basis of 299,686,921 shares of Common Stock outstanding as of June 10, 2022.

OTHER INFORMATION

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “Commission”), you are receiving this notice that the Information Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2021 (our “2021 10-K”) are available on the Internet. We encourage you to access and review all of the information contained in the Information Statement materials.

Follow the instructions below to view the materials or request extra printed or email copies.

Our Information Statement and 2021 10-K are available at www.geecenzymes.com. You can also review our Information Statement online on the Commission’s website at www.sec.gov.

If you would like to receive an extra paper or an e-mail copy of these documents, you must request one. There is no charge to you for requesting a paper or e-mail copy. Please make your request for a copy by one of the following methods.

●	E-mail: will.wang@geecenzymes.com

●	Mail: Genufood Energy Enzymes Corp., 1108 S. Baldwin Avenue, Suite 107, Arcadia, California 91007

●	Telephone: (855) 707-2077

Where You Can Find Other Information

We are subject to the informational requirements of the Exchange Act and files reports and other information with the Commission. Such reports and other information filed by us may be inspected and copied at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549-2736, and are also obtainable, without charge, on the Commission’s website, www.sec.gov. Copies of our 2021 10-K for may also be obtained, without charge, from our website at www.geecenzymes.com or by writing to us at our principal executive offices located at 1108 S. Baldwin Avenue, Suite 107, Arcadia, California 91007, Attention: Secretary.

Distribution of the Information Statement

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of this Information Statement to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge.

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

THIS INFORMATION STATEMENT IS DATED JUNE 15, 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

This Information Statement is first being mailed or furnished to Shareholders on or about June 15, 2022. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: the possibility that we may fail to preserve our expertise in medical therapy and product research and development; that existing and potential partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses; and what effect the current COVID-19 pandemic may have on the Company.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

By Order of the Board of Directors

/s/ Jui Pin (John) Lin
Jui Pin (John) Lin Chairman of the Board

June 15, 2022